Provisions for other liabilities - Total Provisions (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019		Dec. 31, 2018
Disclosure of other provisions [abstract]
Non current	$ 2,705	$ 2,936	[1]
Current	1,654	236	[1]
Total provisions	$ 4,359	$ 3,172		$ 3,625

[1]	Prior periods have been recast to reflect the Company's change in accounting policy for the reclassification within shareholders equity of the initial application of IAS 29 as explained in Note 34.1.